UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 28, 2004

AIRNET COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-28217	59-3218138
(Commission file number)	(IRS Employer Identification Number)

3950 Dow Road, Melbourne, Florida 32934

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (321) 984-1990

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

The following votes were cast at the Annual Meeting of Stockholders of the Company held September 28, 2004.

1. To elect eight directors to the Board of Directors, each to serve a one-year term.

	Common Stock		Voting Stock Equivalents		TOTAL VOTING STOCK
	For	Withheld	For	Withheld	For	Withheld
George M. Calhoun	46,896,085	526,482	23,221,341	0	70,117,426	526,482
Glenn A. Ehley	46,947,310	475,257	23,221,341	0	70,168,651	475,257
Gerald Y. Hattori	46,554,203	868,364	23,221,341	0	69,775,544	868,364
Darrell L. Maynard	46,502,933	919,634	23,221,341	0	69,724,274	919,634
Daniel A. Saginario	46,888,110	534,457	23,221,341	0	70,109,451	534,457
Jay J. Salkini	46,894,460	528,107	23,221,341	0	70,115,801	528,107
Shiblie O. Shiblie	46,538,706	883,734	23,221,341	0	69,760,047	883,734
Ronald W. White	46,949,230	473,337	23,221,341	0	70,170,571	473,337

Pursuant to these votes, all eight nominated directors were elected.

2. To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio within the range from one-for-five to one-for-fifteen and the grant of discretionary authority to the Board of Directors for a period of twelve months after the date of the approval of this proposal by the Company’s stockholders (i) to file the amendment to the Company’s certificate of incorporation to implement the reverse stock split and determine the exact ratio and the effective date of the reverse stock split or (ii) to determine not to proceed with the reverse stock split.

	Common Stock		Voting Stock Equivalents		TOTAL VOTING STOCK
FOR	46,236,795	FOR	23,221,341	FOR	69,458,136
AGAINST	1,125,217	AGAINST	0	AGAINST	1,125,217
ABSTAIN	60,555	ABSTAIN	0	ABSTAIN	60,555

Pursuant to these votes, the foregoing proposal was approved. The Company’s Board of Directors has not yet decided whether to implement a reverse stock split under the authority granted by the foregoing proposal, nor has it decided when or at what ratio it would implement such a reverse stock split if it were to elect to do so. The factors that the Board will consider in making this determination were described in the Company’s notice of annual meeting and proxy statement mailed to its stockholders in connection with the Annual Meeting and available to the public at www.sec.gov or by writing the Company.

3. Ratify the selection of BDO Seidman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004:

	Common Stock		Voting Stock Equivalents		TOTAL VOTING STOCK
FOR	47,169,886	FOR	23,221,341	FOR	70,391,227
AGAINST	158,584	AGAINST	0	AGAINST	158,584
ABSTAIN	94,097	ABSTAIN	0	ABSTAIN	94,097

Pursuant to these votes, the foregoing proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET COMMUNICATIONS CORPORATION
Registrant
By:	/s/ Stuart P. Dawley, Esq.
Stuart P. Dawley, Esq.
Vice President, General Counsel and Secretary

Dated: October 1, 2004